Exhibit 99.2

SECOND QUARTER FISCAL 2022 Earnings conference call Heyward Donigan Chief Executive Officer Jim Peters Chief Operating Officer Matt Schroeder Chief Financial Officer 9/23/21

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2022 ; the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the impact of the COVID - 19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID - 19 pandemic ; the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement the Company’s RxEvolution and other strategies ; the impact of the Company’s high level of indebtedness, the ability to refinance such indebtedness on acceptable terms and the Company’s ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; outcome of pending or new litigation including related to Opioids, “usual and customary” pricing or other matters ; the Company’s ability to monetize the CMS receivable created in the Company’s Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), civil unrest (including any resulting store closures, damage, or loss of inventory), as well as other factors that impact the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; the Company’s ability to achieve cost savings and other benefits of its organizational restructuring within its anticipated timeframe, if at all ; the outcome of the Company’s continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures ; and the Company’s ability to partner and have relationships with health plans and health systems . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect the Company’s results and operations, including its ability to achieve its outlook for fiscal 2022 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, the duration and spread of the COVID - 19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . 2

Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, and restructuring - related costs . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation settlements, severance, restructuring - related costs, costs related to facility closures, and gain or loss on sale of assets) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, litigation settlements and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . 3

Q2 FY2022 FINANCIAL REVIEW

Q2 FY2022 at a Glance • 2.2% Increase in total revenues • $106M Adjusted EBITDA* • 6.5% Increase in retail segment revenues • 7.1% Increase in number of prescriptions filled (adjusted to 30 day equivalents) • 26% Increase in Elixir Adjusted EBITDA* • Administered approximately 2.5 million COVID - 19 vaccines 5 *Adjusted EBITDA reconciliation located in the Appendix

Key Second Quarter FY2022 Highlights Retail Pharmacy: • 6.5% total growth in retail revenues • Same store sales increased 2.6% • Administered over 700K COVID - 19 tests • Acute prescription count increased 1.5%, excluding benefit from COVID - 19 vaccines • Maintenance prescription count increased 2.4% on a same store basis • Completed the conversion of all Bartell stores and the distribution center Elixir: • 3.2M lives under management • Delivered $37M in Adjusted EBITDA • Specialty revenue up 8.2% • Filled 18% of scripts at a Rite Aid pharmacy Entered into an amendment to our Senior Secured Credit Agreement, which extended our debt maturity profile and improved pricing on our FILO term loan Ended the quarter with approximately $1.7 billion in liquidity 6

Continued Progress On Our Key Strategic Pillars • Appointed Lance Neil as Chief Operator Officer • Selecting a single rebate aggregation partner for health plan and PBM business to improve pricing • Integration between Rite Aid and Elixir back office functions nearly complete • Putting anchored limited networks in relevant markets and using our pharmacists to engage consumer in personalized health solutions powered by Rite Aid and Health Dialog • Completed over 124K Medication Therapy Management (MTM) claims a 58% increase versus last quarter • Customers booked almost 700K future vaccine appointments with the scheduling platform • Ancillary vaccines increased 140% per store per week since beginning of the quarter • Grew 30 day adjusted scripts 9.9% on a 2 - year stack • Maintenance scripts are up 7.1% on a 2 - year stack • Front end comps up 3.0% on a 2 - year stack • Front end strength in vitamins, color cosmetics and baby care. Up approximately 7% on a 2 - year stack • Over 2,100 store exterior refresh's have been completed • 183% revenue growth in marketplace and delivery business since last year • 34% increase in digital script refills 7 Establishing Elixir as a clearly differentiated market leader Unlocking the value of our pharmacists Renewing our retail and digital experience

8 New York State “Back to School” COVID - 19 Testing Program • No Cost testing for New York students K - 12 • Partnered with US Department of Health and Human Services (HHS) and BioReference Laboratories, Inc. • COVID - 19 testing at one of the 115 Rite Aid drive - thru NY locations • Support for testing has the potential to further expand and grow partnerships with additional school districts for the 2021 - 22 school year

9 COVID - 19 Update • Approximately 2.5M COVID - 19 Vaccines Administered in Second Quarter • 8M vaccinations total since we began administering late last year • Vaccinated nearly 3.5M individual customers and starting to see some of the new customers utilize Rite Aid pharmacy for prescriptions • COVID testing demand increased and conducted over 700K free PCR tests with average turnaround 2 days • Working closely with CDC and White House to administer third shot of Pfizer for individuals over 65 or with underlying health conditions • Preparing for increased vaccinations to support workplace mandates

FY 2022 Guidance at a Glance • $25.1B - $25.5B Total revenues • ($ 221M ) – ($ 197M ) Net loss • $ 460M - $ 500M Adjusted EBITDA • ($ 0.90) – ($ 0.53) Adjusted net loss • $300M Capital expenditures 10

11 11 APPENDIX

12 Q2 Fiscal 2022 Summary ($ in millions, except per share amounts) 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29 , 2020 Revenues $ 6,113.0 $ 5,982.0 Net loss $ (100.3) $ (13.2) Net loss per Diluted Share $ (1.86) $ (0.25) Adjusted Net (Loss) Income per Diluted Share $ ( 0 .41) $ 0 .25 Adjusted EBITDA $ 106.2 1.74% $ 151.6 2.53% Note: Data on this slide and throughout the presentation is on a continuing operations basis .

13 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29, 2020 Net loss $ (100,301) $ (13,197) Adjustments: • Interest expense 48,592 50,007 • Income tax expense 3,310 47 • Depreciation and amortization 73,859 87,117 • LIFO credit (3,993) (8,750) • Facility exit and impairment charges 11,353 11,528 • Loss (gain) on debt modifications and retirements, net 2,839 (5,274) • Merger and Acquisition - related costs 4,591 - • Stock - based compensation expense 5,792 3,936 • Restructuring - related costs 9,584 23,186 • Inventory write - downs related to store closings 798 1,058 • Litigation settlements 34,212 - • Loss on sale of assets, net 12,378 1,092 • Other 3,146 853 Adjusted EBITDA $ 106,160 $ 151,603 Percent of revenues 1.74% 2.53% Q2 - Fiscal 2022 Reconciliation of Net Loss to Adjusted EBITDA ($ in thousands)

14 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29, 2020 Net loss $ (100,301) $ (13 ,197) Add back - Income tax expense 3,310 47 Loss before income taxes $ (96,991) $ (13,150) Adjustments: Amortization expense 19,953 22,695 LIFO credit (3,993) (8,750) Loss (gain) on debt modifications and retirements, net 2,839 (5,274) Merger and Acquisition - related costs 4,591 - Restructuring - related costs 9,584 23,186 Litigation settlements 34,212 - . Adjusted (loss) income before income taxes $ (29,805) $ 18,707 Adjusted income tax (benefit) expense (7,839) 5,171 Adjusted net (loss) income $ (21,966) $ 13,536 Net loss per diluted share $ (1.86) $ (0.25) Adjusted net (loss) income per diluted share $ (0.41) $ 0.25 Q2 - Fiscal 2022 Reconciliation of Net Loss to Adjusted Net (Loss) Income ($ in thousands, except per share amounts)

15 Revenues $ 4,277.2 $ 4,017.9 Adjusted EBITDA Gross Profit (1) $ 1,138.9 26.63% $ 1,056.2 26.29% Adjusted EBITDA SG&A (1) $ 1,069 .5 25.01% $ 933.9 23.24% Adjusted EBITDA $ 69.4 1.62% $ 122.3 3.04% Q2 - Fiscal 2022 Summary – Retail Pharmacy Segment ($ in millions) (1) Refer to slides 16 and 17 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29, 2020

16 Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment ($ in millions) 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29, 2020 Revenues $ 4,277.2 $ 4,017.9 Gross Profit 1,140.4 1,061.9 Addback: LIFO credit (4.0) (8.8) Depreciation and amortization (COGS portion only) 2.0 2.2 Other 0.5 0.9 Adjusted EBITDA Gross Profit $ 1,138.9 $ 1,056.2 Adjusted EBITDA Gross Profit as a percent of revenues 26.63% 26.29%

17 Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment ($ in millions) 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29 , 2020 Revenues $ 4,277.2 $ 4,017.9 Selling, general and administrative expenses 1,163.4 1,030.1 Less: Depreciation and amortization (SG&A portion only) 59.1 70.9 Stock - based compensation expense 5.7 3.6 Merger and Acquisition - related costs 4.6 - Restructuring - related costs 2 .6 20.4 Litigation settlements 18.4 - Other 3.5 1.3 Adjusted EBITDA SG&A $ 1,069.5 $ 933.9 Adjusted EBITDA SG&A as a percent of revenues 25.01% 23.24%

Revenues $ 1,898.2 $ 2,038.4 Cost of Revenues 1,792.6 1,940.0 Gross Profit 105 .6 98.4 Selling, General and Administrative Expenses (104.4) (86.1) Loss on sale of assets, net (13.7) - Addback: Depreciation and Amortization 12.8 14.1 Loss on sale of assets, net 13.7 - Restructuring - related costs 7.0 2.7 Litigation settlements 15.8 - Other - 0.2 Adjusted EBITDA - Pharmacy Services Segment $ 36.8 $ 29.3 13 Weeks Ended August 28, 2021 13 Weeks Ended August 29, 2020 18 Pharmacy Services Segment Results ($ in millions)

19 Comparable Store Sales Growth 2.6% 3.1% - 0.9% 11.2% 7.1% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 SCRIPT COUNT (1) Q2 2021 Q3 2021 Q4 2021 2.3% 6.1% 2.0% 8.2% 5.0% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 RX SALES 4.6% - 0.7% - 5.6% - 12% - 2.8% 6.1% 0.3% - 5.0% - 11.5% - 2.4% Q1 2022 FY2021 FY2022 Excluding cigarette and tobacco products (1) Script count growth shown on a 30 - day equivalent basis. FRONT END SALES Q2 2022

Capitalization Table 20 ($ in thousands) August 28, 2021 February 27, 2021 Secured Debt: Senior secured revolving credit facility due December 2023 -$ 835,897$ FILO Term Loan due December 2023 - 447,770 Senior secured revolving credit facility due August 2026 1,075,260 - FILO Term Loan due August 2026 347,391 - 1,422,651 1,283,667 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 592,150 591,124 8.0% senior secured notes due November 2026 833,981 832,441 1,426,131 1,423,565 Guaranteed Unsecured Debt: 6.125% senior notes due April 2023 - 90,360 - 90,360 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 236,677 236,610 6.875% fixed-rate senior notes due December 2028 28,892 28,885 265,569 265,495 Lease financing obligations 22,449 23,120 Total debt 3,136,800 3,086,207 Current maturities of long-term debt and lease financing obligations (6,726) (6,409) Long-term debt and lease financing obligations, less current maturities 3,130,074$ 3,079,798$ Total debt, gross 3,188,754$ 3,130,233$ Less: Unamortized debt issuance costs (51,954) (44,026) Total Debt per balance sheet: 3,136,800$ 3,086,207$

21 Leverage Ratio ($ in thousands) Total Debt: $ 3,136,800 Less: Cash and cash equivalents (146,564) Net Debt $ 2,990,236 LTM Adjusted EBITDA: Retail Pharmacy Segment 258,857 Pharmacy Services Segment 164,850 LTM Adjusted EBITDA $ 423,707 Leverage Ratio 7.06 August 28, 2021

22 FY 2022 Guidance ($ in thousands) Total Revenues $ 25,100,000 $ 25,500,000 PBM Revenues $ 7,700,000 $ 7,800,000 Gross Capital Expenditures $ 300,000 $ 300,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (221,000) $ (197,000) Adjustments: Interest expense 198,000 198,000 Income tax expense - 3,000 Depreciation and amortization 300,000 300,000 LIFO credit (16,000) (16,000) Facility exit and impairment charges 87,700 97,700 Loss on debt modifications and retirements, net 3,200 3,200 Merger and Acquisition - related costs 11,000 11,000 Restructuring - related costs 30,000 30,000 Litigation settlements 48,200 48,200 Gain on sale of assets, net (6,100) (3,100) Other 25,000 25,000 Adjusted EBITDA $ 460,000 $ 500,000 Guidance Range Low High

23 FY 2022 Guidance (cont.) ($ in thousands) Guidance Range Low High Net loss $ (221,000) $ (197,000) Add back - income tax expense - 3,000 Loss before income taxes (221,000) (194,000) Adjustments: Amortization expense 79,000 79,000 LIFO credit (16,000) (16,000) Loss on debt modifications and retirements, net 3,200 3,200 Merger and Acquisition - related costs 11,000 11,000 Restructuring - related costs 30,000 30,000 Litigation settlements 48,200 48,200 Adjusted loss before adjusted income taxes (65,600) (38,600) Adjusted income tax benefit (17,000) (10,000) Adjusted net loss $ (48,600) $ (28,600) Diluted adjusted net loss per share $ (0.90) $ (0.53)